SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 21, 2001
                                                  -----------------------

                                CoreComm Limited
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                      000-31359                           23-3032245
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(State or other               (Commission                         (IRS Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)



 110 East 59th Street, New York, NY                            10022
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:      (212) 906-8485
                                                       -------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)











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Item 5.    Other Events
-------    ------------

     On March 21, 2001, CoreComm Limited announced that it is pursuing several financings (some of which with an equity component) that the Company believes would provide sufficient capital for it to meet its business objectives in 2001. The Company cautioned that these financings are not completed, and that although the Company was seeking to finalize them in the near future, no assurance could be given that these financings would be completed.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
-------    ------------------------------------------------------------------

  Exhibits

99.1  Press Release issued March 21, 2001.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     CORECOMM LIMITED



                                     By: /s/ Richard J. Lubasch
                                     -------------------------
                                     Name:  Richard J. Lubasch
                                     Title: Senior Vice President, General
                                            Counsel and Secretary




Dated:   March 21, 2001








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